Plenty of Runway Ahead (NYSE MKT: CTO) 3rd Quarter 2015 Investor Presentation Published: November 23, 2015 Exhibit 99.1

If we refer to “we,” “us,” “our,” or “the Company,” we mean Consolidated-Tomoka Land Co. and its consolidated subsidiaries. Certain statements contained in this presentation (other than statements of historical fact) are forward-looking statements. Words such as “believe,” “estimate,” “expect,” “intend,” “anticipate,” “will,” “could,” “may,” “should,” “plan,” “potential,” “predict,” “forecast,” “project,” and similar expressions and variations thereof identify certain of such forward-looking statements, which speak only as of the dates on which they were made. Although forward-looking statements are made based upon management’s expectations and beliefs concerning future developments and their potential effect upon the Company, a number of factors could cause the Company’s actual results to differ materially from those set forth in the forward-looking statements. Such factors may include uncertainties associated with closing land transactions, including the likelihood, timing, and final transaction terms thereof, the estimate of the cost of completing infrastructure work affiliated with certain land transactions and the impact on the total estimated gain as well as the timing of the recognition of that gain, our ability to obtain necessary governmental approvals for our land transactions or to satisfy other closing conditions, as well as the uncertainties and risk factors discussed in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014 and in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2015, each filed with the Securities and Exchange Commission. There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on the Company will be those anticipated by management.

CTO: 2015 Share Performance (1) -10.7% RMZ Index: 2015 Index Performance (1) -4.2% CTO: Stock Price (as of November 18, 2015) $54.17 Equity Market Capitalization (as of November 18, 2015) $322.1 Total Debt (2) $154.9 Other Liabilities $47.0 Total Enterprise Value (Equity Market Cap as of November 18, 2015) $477.0 Debt less Cash (3) / Total Enterprise Value (Enterprise Value as of November 18, 2015) 29.4% Annual Dividend / Yield (based on stock price as of November 18, 2015) $0.08 / 0.15% A Snapshot ($ in millions except share data) Modest Leverage = Positioned for Growth As of September 30, 2015 (unless otherwise noted) Assuming the reinvestment of dividends Total debt reflects face value for Convertible Notes of $75mm Cash includes restricted cash

CTO Highlights Portfolio Daytona

A Snapshot

As of September 30, 2015 (unless otherwise noted)

Land & Subsurface	10,500+ acres (All in City of Daytona Beach, FL) 490,000± acres Subsurface Interests (2 operating wells with royalty income)
Income Properties (1)	1.7 million Square Feet of Owned Real Estate 41 Single-Tenant and Multi-Tenant Income Properties: – 33 Single-Tenant Income Properties (primarily NNN), 10 States – 8 Multi-Tenant Income Properties, Florida
Loan Investments	$38.5 million of Investments in 4 loans, Wgtd. Avg. Rate 8.75% One First Mortgage; Two Mezzanine Loans; and One B-Note
Golf	36 Hole Semi-Private Championship Golf (LPGA International) Managed by ClubCorp
Agriculture	Managed by American Forest Management

(1) Includes acquisition of Wells Fargo Building on November 18, 2015 and excludes Vero Beach CVS sold on November 20, 2015

Nov 2, 2015 Announced Evaluation of Subsurface Interests to Unlock Value

CONSOLIDATED TOMOKA

Asset Rich

4

Monetizing Land$22.9mm in sales (170+ acres) (1) last 4 years, $134k/acre Transformative Deals76.5 acres sold - 630,000 sq ft distribution center 38.93 acres sold - 350,000 sq ft outlet shopping center Investment in IncomeInvested approx. $183.2mm in 24 properties, 7 new states Growing Cash FlowPositive cash flow growth since 2012 Share BuybackSince 2012 >110,000 Shares @ Avg Price = $47.33/share Modest Leverage Gross debt to Total Mkt Cap @ 32.5%, Net debt @ 29.4% (2) Subsurface InterestsOver $10.6mm in revenues since 2012 Strategy Focused on Shareholder Returns Our Strategy - whenever possible, let others engage in the capital intensive development activities As of November 20, 2015 Stock Price as of November 18, 2015 and Net debt = debt net of cash and restricted cash As of September 30, 2015 (unless otherwise noted)

Share Price Performance As of November 17, 2015 (adjusted for dividends)

Stock Performance (YE 2011 through 10/30/15) CTO Total Return since 12/30/11: 90.29% New Management team since Aug 2011 $27.00 stock price at Aug 2011

Total Revenues ($000’s) Operating Income ($000’s) Annual Results for 2011 – 2014 and YTD Q3 2015 2011 2012 2013 2014 YTD Q3 2015 2011 2012 2013 2014 YTD Q3 2015 Basic Earnings Per Share Positive Trends Book Value Per Share

Increasing Cash Flows INCOME PROPERTIES Revenues Direct Cost of Revenues Net Operating Income ($’s in millions) $13.4 2.3 $11.1 $15.0 2.0 $13.0 Q3 YTD 2015 FY 2014 COMMERCIAL LOAN INVESTMENTS Revenues Direct Cost of Revenues Net Loan Interest Income $1.8 0.0 $1.8 $2.2 0.0 $2.2 REAL ESTATE OPERATIONS Revenues Direct Cost of Revenues Net Segment Operating Results $4.0 1.2 $2.8 $12.9 4.3 $8.6 $12.8 1.3 $11.5 FY 2013 $1.7 0.0 $1.7 $5.9 3.6 $2.3 Core Segments = Cash Flow Growth Annual Results for 2013 and 2014 and YTD Q3 2015

Monetizing our Land– Executing our Strategy Annual Land Sales for 2005 – YTD 2015 (1) (Land Sales in $000’s) As of November 20, 2015

G&A Expenses – Efficiently Operated ($’s in millions) Managing Overhead Costs Annual Results for 2012 thru 2014 and YTD Q3 2015 2012 2013 2014 YTD Q3 2015 Reported G&A $6.6 $5.4 $7.0 $6.1 Less: Adjustments (1) Stock Compensation (2) (1.0) (0.9) (1.3) (1.4) Environmental Reserves (3) (0.7) - (0.1) (0.7) Termination of Pension (4) - - (0.9) - Severance (0.2) (0.1) - (0.1) G&A – Net of Adjustments $4.7 $4.4 $4.7 $3.9 Adjustments for non-cash charges and certain non-recurring expenses Non-cash charge Incudes non-cash environmental reserves and legal costs associated with each matter Approx. $700k non-cash % of Market Cap 2.18%

Balance Sheet - Highlights as of September 30, 2015 Avg Basis for 10,500 acres of Land = $3,700/acre (1) Basis in Subsurface Interests $0 per acre Def Tax Liability on 1031 Deferred Gains $41.3 million 110,000 Shares Bought Back Book Value $22.08/outstanding share Excludes approx. $11.3 million attributable to 6 acre beachfront land related to real estate venture in which CTO has a 50% stake but consolidates 100% of value for land interest

Location of Loan Investments (also one in PR) Number of Income Property Investments CTO Headquartered in Daytona Beach, FL 1 3 9 3 18 1 1 1 1 3 Income Producing Investments Pro Forma includes acquisition of Wells Fargo Building on November 18, 2015 and excludes Vero Beach CVS sold on November 20, 2015 % of total rent revenues as of September 30, 2015 (excluding self-developed multi-tenant properties) Geographic Exposure (2) Florida 29% North Carolina 29% Georgia 9% Arizona 8% California 7% Texas 7% Washington 4% Colorado 3% Maryland 3% Illinois 1% 10 States = Larger MSAs As of November 20, 2015 Pro Forma (1)

Income Properties Top Single Tenants by Rent As of November 20, 2015 Approx. 53.7% of rent income from Investment Grade tenants Pro Forma includes acquisition of Wells Fargo Building on November 18, 2015 and excludes Vero Beach CVS sold on November 20, 2015 Guaranteed by Holiday CVS, L.L.C. a wholly-owned subsidiary of CVS Caremark (2) Pro Forma (1)

Income Properties Top 10 Income Properties (2)(3) Tenant Type Market Property Type Remaining Lease Term Sq. Feet Wells Fargo Building Single Tenant Raleigh Office 9.1 450,393 245 Riverside Multi-Tenant Jacksonville Office 5.8 136,853 Hilton Vacation Ownership Single Tenant Orlando Office 6.2 133,914 Lowes Single-Tenant Houston Retail 11.4 131,644 Lowes Single-Tenant Lexington, NC Retail 1.3 114,734 Whole Foods Centre Multi-Tenant Sarasota Retail 7.1 59,341 Container Store Single-Tenant Phoenix Retail 14.4 52,665 Dick’s Sporting Goods Single-Tenant Atlanta Retail 8.3 46,315 Harris Teeter Single-Tenant Charlotte Retail 12.6 45,089 Rite Aid Single-Tenant Seattle Retail 10.8 16,280 Total/Average 8.1 1,187,228 Total NOI from entire Income Property Portfolio(1)(2)(3) = $18.8mm Pro Forma includes acquisition of Wells Fargo Building on November 18, 2015 and excludes Vero Beach CVS sold on November 20, 2015 By Net Operating Income (or Rental Income less direct cost of revenues) NOI includes any acquisitions completed since Sept. 30, 2014 using annualized rent less direct cost of revenues and excludes any dispositions since Sept. 30, 2014 through Nov. 20, 2015 (Listed by Square Feet) Pro Forma (1) As of November 20, 2015

2015 Acquisition Income Properties Core Investment Wells Fargo Building (Raleigh, NC) Single-Tenant $42.3mm Investment Single-Tenant Class A Office Acquired @ low end of investment yield guidance Rent @ 50% below market Investment basis - $94/sq. ft. or approx. 50% below replacement cost 9.1 years weighted average remaining on lease Rent Escalation in 2019 450,393 Square Feet Investment Grade Tenant: Wells Fargo Bank N.A. (AA-) Approx. 40.0 acres

2015 Acquisition Income Properties Core Investment 245 Riverside (Jacksonville, FL) Multi-Tenant $25.1mm Investment Class A Office Above mid-point of investment yield guidance Strong Retail/Residential development activity in area Investment basis ($185/sq ft) below replacement cost 5.4 years weighted average remaining on lease 99% Occupied 136,856 Square Feet Former St. Joe Headquarters built in 2003

2015 Acquisition Income Properties Above mid-point of investment yield guidance 14.7 years remaining on lease 3-mi Pop. 106,525 3-mi Avg HHI $76,173 23,329 Square Feet 2015 New Construction Single-Tenant, Triple Net Lease Outparcel to Macerich’s Arrowhead Mall (avg. sales of $650 per sq. ft.) Major renovation of mall announced by Macerich Core Investment The Container Store (Glendale, AZ) Single-Tenant $8.6mm Investment

2014 Acquisition Income Properties Core Investment At low end of investment yield guidance 7.1 years weighted average remaining on leases 59,341 Square Feet - 95% Occupied 3-mi Pop. 68,157 3-mi Avg HHI $63,561 36,000 square feet (or 61% of property) leased to free standing Whole Foods Market BBB- Credit 9 yrs remaining on lease 23,000 square feet of ground floor retail 455 space parking garage Whole Foods Market Centre (Sarasota, FL) Multi-Tenant $19.1mm Investment

2014 Acquisition Income Properties Core Investment At low end of investment yield guidance 12.8 years remaining on lease A- Credit 3-mi Pop. 97,925 3-mi Avg HHI $98,939 131,644 Square Feet Approx. 15.5 acres Lowe’s (Katy, TX) Single-Tenant $14.7mm Investment

2014 Acquisition Income Properties Opportunistic Investment Approx. 112,000 sq ft 14.35 acres 548 Parking Spaces 3-mi Pop. 93,236 3-mi Avg HHI $59,994 Currently negotiating lease with national tenant to take 39k sq foot anchor space Currently negotiating lease with national tenant for 1.25 acre outparcel Immediate area experiencing strong real estate growth/new development Grove at Winter Park (Winter Park, FL) Multi-Tenant $3.1mm Investment

Self-Developed Properties: weighted average occupancy 91% Income Properties as of September 30, 2015 Concierge Office 22,000 sq. ft. Year Built: 2009 100% leased Major Tenants Merrill Lynch KB Homes Mason Commerce Center 31,000 sq. ft. Year Built: 2009 100% leased Major Tenants State of Florida Williamson Business Park 31,000 sq. ft. Year Built: 2014 75% leased Major Tenants Teledyne Oil & Gas Lamar Outdoor Developing Our Land Where Appropriate = Strong Leasing

2015 Dispositions – Exit Smaller Markets Income Properties Recycling Capital = Improving Portfolio Quality $21.2 million in Proceeds Location Remaining Lease Term Sale Date Sales Price Total Gain/(Loss) PSF (1) Sanford, FL (Dark) 8.7 yrs Apr 2015 $3.2 ($0.2) $231.7 Sebastian, FL (Dark) 8.7 yrs Apr 2015 $3.2 ($0.2) $231.7 Clermont, FL 7.1 yrs Sept 2015 $4.2 $1.5 $303.8 Sanford, FL 5.1 yrs Sept 2015 $5.2 $2.2 $423.5 Vero Beach, FL (2) 8.3 yrs Nov 2015 $5.4 $0.9 $388.0 Total 7.4 yrs $$21.2 $4.2 $332.7 All 5 properties Sold were leased to an affiliate of ($’s in millions) Weighted Avg Exit Cap Rate FAVORABLE to Guidance (i.e. LESS than 7.5%) Price per square foot Sale completed November 20, 2015

Land Holdings Where does the Stock Market Value our Land? As of September 30, 2015 (unless otherwise noted) 5% increase in Actual Market Value per Acre vs Implied Value = Appreciation in CTO Share Price of approx. $1.69/Share Every $5mm in value attributed to subsurface reduces implied land value by approx. 3% Convertible Debt included at $75mm face value Amount excluding Def Tax Liability for 1031 gains = deferred tax asset (net) Assumed a 7% cap rate for value of Income Properties For 10,500 acres

Land Holdings Sold 20.96 acres $30k/ac | October 2014 Harvesting Value: Completed Land Transactions (1) Sold 170.7 Acres = Average Gross Price » $134k/acre (2) DISTRIBUTION CENTER VICTOR INDIGO LAKES LLC Sold 75.60 acres $103k/ac | August 2014 Sold 3.06 acres $128k/ac | February 2014 Sold 2.02 acres $317k/ac | December 2013 Sold 3.41 acres $382k/ac | December 2013 Sold 6.23 acres $168.5k/ac | December 2013 Sold 16.60 acres $37k/ac | June 2012 Sold 3.02 acres $167k/ac | June 2015 MEDICAL OFFICE Sold 38.93 acres $249k/ac | Nov 2015 As of November 20, 2015 One additional transaction closed in June 2015 – 0.88 acres at price per acre of $284,091

Land Holdings WEST OF I-95 Potential Transaction 1 Buyer: Minto Communities Approx. 1,600 acres Potential Transaction 2 Approx. 17 +/- acres EAST OF I-95 Potential Transaction 3 Approx. 73 +/- acres Potential Transaction 4 Buyer: Sam’s Club Approx. 18 +/- acres Potential Transaction 5 Buyer: North American Approx. 170 +/- acres Potential Transaction 6 Buyer: Integra Land Co. Approx. 14 +/- acres Harvesting Value: Potential Land Transactions Total Potential Sales - approx. $69.6mm on nearly 1,900 Acres » $37k/acre Total Acres West of I-95 Approx. 8,100 acres Total Acres Approx. 1,000 acres Total Acres East of I-95 Approx. 1,400 acres There can be no assurances regarding the likelihood or timing of these potential transactions or, if any occur, the final terms including sales price 3 2 6 1 4 5

Land Holdings Potential Land Sale – Minto Communities Approximately 1,600 Acre Parcel Age-Restricted Planned Residential Community Across from LPGA International Golf Club 3,400+/- single-family homes Golf-cart friendly lifestyle Resort-style town center with clubhouse, restaurants, and recreational and fitness facilities Projected 300+ homes developed per year There can be no assurances regarding the likelihood or timing of this potential transaction, or if it occurs, the final terms including sales price Residential (Age-Restricted) Community

18.0 +/- Acres 38.93 Acres 23.77 Acres 100.8 Acres 4.39 Acres Land Holdings Tomoka Town Center Approximately 185.9 Total Useable Acres

Land Holdings 2015 Land Sale – Tanger Outlets Transformational Transaction SALES PRICE $9.7 MILLION 38.93 Acres Sold November 2015 Upscale Outlet Shopping Center Estimated development cost - $100mm 350,000 square feet 80-90 Retail Stores No restaurant/F&B retail w/in the Outlet Center Projected 400 construction jobs – 900 full and part time jobs Construction commenced Nov 2015 – Projected opening holiday season 2016

Land Holdings Potential Land Sale – Sam’s Club There can be no assurances regarding the likelihood or timing of this potential transaction, or if it occurs, the final terms including sales price Approximately 18.0 +/- Acre Parcel Retail Use: Warehouse Club Membership Only Retail Warehouse

Land Holdings Potential Land Sale – Integra Land Co. Approximately 14.0 +/- Acre Parcel Multi-Family Rental Community Estimated 260+ rental apartments Received planning/entitlement approvals There can be no assurances regarding the likelihood or timing of this potential transaction, or if it occurs, the final terms including sales price Multi-Family Project

2014 Land Sale – Distribution Center SALES PRICE $7.8 MILLION 630,000 sq ft refrigerated facility 76.5 Acres Estimated 450 jobs Land Holdings Stock Cars Aren’t the Only Things that Move Fast in Daytona Q3 2014 – Development Starts Q2 2015 – Facility Opens

Land Holdings Real Estate Venture – Ocean Front Property There can be no assurances regarding the likelihood or timing of a potential sale or other transaction related to this land, or if a transaction does occur, the final terms including sales price 6.04 Acre Parcel on Daytona Beach 3.63 Developable acres Approximately 500 feet of ocean frontage Less than ¼ mile from proposed site for Hard Rock Hotel Property Summary Approximately $5.7mm Investment 50% ownership interest in Venture CTO earns base management fee CTO receives 9% preferred interest Anticipated Uses: Hotel, Condo, Vacation Ownership, Commercial-Retail Venture Transaction Summary Opportunistic Investment

Loan Investments Commercial Loan Investments As of September 30, 2015 $10.0mm Mezzanine Loan Dallas, TX Rate: LIBOR + 725 Maturity: Sept. ‘16 $9.0mm B-Note Sarasota, FL Rate: LIBOR + 750 Maturity: June ‘16 $5.0mm Mezzanine Loan Atlanta, GA Rate: 12% fixed Maturity: Feb ‘19 $38.5 million invested Wgtd. Avg. Rate 8.75% Fundamental Assets DFW HYATT The GLENN HOTEL SOUTHGATE MALL $14.5mm First Mortgage San Juan, PR Rate: LIBOR + 900 Maturity: Sept. ‘18 SAN JUAN SHERATON

Loan Investments Commercial Loan – Investments Returns Strong Risk-Adjusted Yields As of September 30, 2015 Completed Loan Investment Location Loan Amount Term (2) (Years) IRR Mortgage Loan – Glenn Hotel Atlanta, GA $17.5 0.4 39.39% Construction Loan – Container Store Glendale, AZ $6.2 1.1 7.81% Mortgage Loan - Plantation Oaks Ormond Beach, FL $1.0 0.6 9.61% Total Investment/Weighted Average $24.7 0.6 30.31% Reflects CTO’s investment versus principal loan amount of $19.5 million received at pay-off Term reflects length of investment ($’s in millions) (1)

Approximately 95% of total subsurface acres Remaining 5% of total subsurface acres ü ü ü ü ü ü Counties with active or historic oil/gas production (1) ü ü Subsurface Interests Subsurface Interests (490,000 Acres) Average success rate for wells drilled in Florida between 1995-2008 was 77% (1) Revenue since 2012 from Subsurface (2) $10.6mm Cost of revenues $0 Basis in Subsurface Interests = $0 Cap Ex requirements $0 Significant surface release opportunities April ‘08 Report by US Depart of the Interior From Jan 2012 through October 2015 Exploring Strategic Alternatives Revenue – Exploration Lease YTD Oct 2015$1.66mm FY 2014$3.50mm FY 2013 $2.57mm Revenue - Royalties YTD Oct 2015$60k FY 2014$198k FY 2013 $268k Engaged Lantana Energy Advisors (a subsidiary of SunTrust)

Liquidity and Leverage as of September 30, 2015 Liquidity Position (excluding restricted cash) ($ in 000’s) Leverage Position ($ in millions) Total Commitment of Credit Facility = $75 million Amount outstanding is face value of the Convertible Notes 30-Day LIBOR plus 135-225 bps Maturity includes first 10 years I/O Available Credit Capacity based on borrowing base – Total Commitment is $75mm 87% of Debt at Fixed rate as of September 30, 2015 Average Maturity 7.5 years (5) (3) (4) Maintaining Modest Debt Levels Through Land Sales and Asset Recycling

Guidance (1) YTD Q3 2015 Earnings per share (on a fully diluted basis) $1.45 - $1.70/ share $0.46/share Acquisition of Income-Producing Assets $70mm - $90mm $96.2mm (2)(3) Target Investment Yields (Initial Yield – Unlevered) 6% - 8% Disposition of Non-Core Income Properties $7mm - $15mm $21.2mm (3) Target Disposition Yields 7.5% - 10.0% Land Transactions (sales value) $10mm - $17.5mm $10.45mm (3) Leverage Target (as % of Total Enterprise Value) < 40% 32.5% 2015 Guidance There can be no assurances regarding the likelihood or timing of potential land transactions or, if any occur, the final terms including sales price Updated Guidance issued in 2nd quarter 2015 Includes investment in Real Estate venture – Oceanfront Property As of November 20, 2015 As of September 30, 2015 (unless otherwise noted)

Share Repurchase Program – Activity since 2012 Year Shares Repurchased Investment Average Price/Share 2012 14,634 $453,654 $31.00 2014 25,836 $927,913 $35.92 2015 (1) 70,236 $3,857,600 $54.92 Totals/ Average 110,706 $5,239,167 $47.33 Total Authorized Share Repurchase Program$8.0 million Total Authorized Share Repurchase Remaining$2.7 million (2) YTD as of September 30, 2015 Including 4,660 Shares Repurchased prior to 2012

Shareholder Friendly Share repurchases: approx. 110,706 shares since 2012 ($5.2 million) Board of Directors reduced to 7 in 2014 from 11 in 2011 Increased dividend since 2011 – from $0.04 to $0.08 per share (annualized) Annual election of Directors (eliminated staggered elections) in 2012 Implemented claw-back provision for equity incentive plan in 2013 Implemented say on pay/ Director stock ownership requirements Discontinued executive perks Terminated defined benefit pension plan & deferred compensation plan in 2014 Eliminated car allowance and club membership in 2011 Executive compensation heavily weighted to share price performance No poison pill

Top Institutional Shareholders (1) Source: Bloomberg as of November 17, 2015 Shareholder Shares % Wintergreen Advisers LLC 1,543,075 25.96 BlackRock Institutional 351,441 5.91 Dimensional Fund Advisors, Inc. 183,331 3.08 Vanguard Group, Inc. 175,757 2.96 Andalusian Capital Partners, LP 164,389 2.77 Carlson Capital LP 95,104 1.60 State Street Corp 75,658 1.27 LG Capital Management 67,676 1.14 Fenimore Asset Management 65,665 1.10 Northern Trust Corp. 54,474 0.97 TOP SHAREHOLDERS 2,779,570 46.76%

CTO | Highlights | Portfolio | Daytona

Experienced Team

		Started with Company
John P. Albright President and CEO	• Archon Capital, a Goldman Sachs Company • Morgan Stanley • Crescent Real Estate Equities	2011
Mark E. Patten Senior Vice President and CFO	• Simply Self Storage • CNL Hotels & Resorts • Vistana Inc. • KPMG	2012
Daniel E. Smith Senior Vice President – General Counsel and Corporate Secretary	• Goldman Sachs Realty Management • Crescent Real Estate Equities • Hughes & Luce LLP (now part of K&L Gates)	2014
Steven R. Greathouse Senior Vice President – Investments	• N3 Real Estate • Morgan Stanley • Crescent Real Estate Equities	2012
Teresa J. Thornton-Hill Vice President - Corporate Counsel	• ICI Homes • Cobb Cole • Rogers Towers, P.A.	2005
E. Scott Bullock Vice President of Real Estate	• International Speedway Corporation • Crescent Resources (Duke Energy) • Pritzker Realty Group • Disney Development Company (Walt Disney Co.)	2015

14 Full-Time Employees

CONSOLIDATED TOMOKA

42

New Businesses and Investment Rising Tide Lifts All Boats Non-Stop service between JFK and Daytona Beach starting January 2016 New Public Company (NYSE: BLD) $1B Market Cap 7,800 employees worldwide (Approx. 360 local employees) Publicly Traded REIT (NYSE: SKT) Owner/Operator of Upscale Outlet Shopping Centers Investing $100 million in Daytona Beach Outlet Center Starwood Capital Global Institutional Real Estate Investor Acquired Hilton Hotel on Daytona Beach for $92 million

CTO Highlights Portfolio Daytona

Business/Employment Highlights

INDUSTRY		EMPLOYER	EMPLOYEES [1]
(MFG)	A	Energizer (NYSE: ENR)	250
(HC)	B	Florida Hospital	3,250
(UNIV)	C	Daytona State College	980
(RET)	D	Tanger Outlets (NYSE: SKT) [Proposed]	800
(O&G)	E	Teledyne (NYSE:TDY)	525
(DIST)	F	Daytona Beverages	140
(MFG)	G	Costa Del Mar	170
(DIST)	H	World Class Distribution	450
(MFG)	I	AO Precision	135
(MFG)	J	Gambro	135
(HM)	K	TopBuild (NYSE: BLD) [Proposed]	360
(SPRT)	L	Ladies Professional Golf Association	85
(SPRT)	M	International Speedway Corp. (NYSE: ISCA)	1,000
(HC)	N	Halifax Health	4,700
(UNIV)	O	Bethune Cookman University	650
(INS)	P	Brown & Brown (NYSE:BRO)	350
(UNIV)	Q	Embry Riddle Aeronautical University	1,070
(MFG)	R	Raydon	250
(DIST)	S	U.S. Foods	550
	★	Consolidated-Tomoka Land Co. (NYSE: CTO)	14


A
95
B
FLORIDA HOSPITAL
C
D
E
F
G
H
I
J
K
L
LPGA INTERNATIONAL
M
N
O
P
Q
R
S
TIGER BAY STATE FOREST
DAYTONA INTL SPEEDWAY
DAYTONA INTL AIRPORT
95
4
95
92
to Orlando

(1) Estimate, not necessarily representative of full time equivalents

DIST – Distribution; HC – Healthcare; HM – Home Bldg; INS – Insurance, RET - Retail
MFG – Manufacturing, O&G – Oil & Gas; UNIV – University; SPRT – Professional Sports

CONSOLIDATED TOMOKA

Vibrant Business Environment

44

Consolidated-Tomoka Land Co. 1530 Cornerstone Boulevard Daytona Beach, FL 32117 main: 386.274.2202 fax: 386.274.1223 email: info@ctlc.com web: www.ctlc.com NYSE MKT: CTO For additional information, please see our most recent Annual Report on Form 10-K, copies of which may be obtained by writing the corporate secretary at the address above, or at www.ctlc.com. Explore Daytona at www.exploredb.com Contact Us

Appendix

Well-Positioned Land as of November 12, 2015

Well-Positioned Land

Well-Positioned Land